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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                               December 7, 1998




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon                 1-5152                     93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

              Registrant's telephone number, including area code:
                                (503) 813-7200



                                   No Change
         (Former Name or Former Address, if changed since last report)
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Item 5.   OTHER EVENTS

          Information contained in the news release of PacifiCorp issued on December 7, 1998 concerning a merger agreement between the Company, Scottish Power plc and NA General Partnership, a wholly owned subsidiary of Scottish Power plc.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibit.

               99.  PacifiCorp news release issued December 7, 1998.




                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By: ROBERT R. DALLEY
                                            __________________________________
                                            Robert R. Dalley
                                            Controller
                                            (Chief Accounting Officer)


Date:  December 8, 1998
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                               INDEX TO EXHIBITS
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EXHIBIT                           DESCRIPTION                             PAGE
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   99          PacifiCorp news release issued December 7, 1998.
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